UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2026
NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2788 San Tomas Expressway, Santa Clara, CA 95051
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

     Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 24, 2026, at the 2026 Annual Meeting of Stockholders of NVIDIA Corporation, or the 2026 Annual Meeting, the following proposals were adopted or rejected by the margin indicated.

1. Stockholders approved the election of each of our ten (10) director nominees to hold office until the 2027 Annual Meeting of Stockholders of NVIDIA Corporation and until his or her successor is elected or appointed. The results of the voting were as follows:

a. Tench Coxe
Number of shares For	15,411,252,412
Number of shares Against	1,399,727,580
Number of shares Abstaining	45,709,394
Number of Broker Non-Votes	2,829,718,733

b. John O. Dabiri
Number of shares For	16,400,706,983
Number of shares Against	397,037,222
Number of shares Abstaining	58,945,181
Number of Broker Non-Votes	2,829,718,733

c. Jen-Hsun Huang
Number of shares For	16,650,193,763
Number of shares Against	166,076,086
Number of shares Abstaining	40,419,537
Number of Broker Non-Votes	2,829,718,733

d. Dawn Hudson
Number of shares For	15,957,145,726
Number of shares Against	852,502,313
Number of shares Abstaining	47,041,347
Number of Broker Non-Votes	2,829,718,733

e. Harvey C. Jones
Number of shares For	15,240,915,136
Number of shares Against	1,569,760,554
Number of shares Abstaining	46,013,696
Number of Broker Non-Votes	2,829,718,733

f. Melissa B. Lora
Number of shares For	16,405,904,806
Number of shares Against	393,879,454
Number of shares Abstaining	56,905,126
Number of Broker Non-Votes	2,829,718,733

g. Stephen C. Neal
Number of shares For	14,573,007,564
Number of shares Against	2,234,617,715

Number of shares Abstaining	49,064,107
Number of Broker Non-Votes	2,829,718,733

h. A. Brooke Seawell
Number of shares For	15,305,259,566
Number of shares Against	1,495,735,369
Number of shares Abstaining	55,694,451
Number of Broker Non-Votes	2,829,718,733

i. Aarti Shah
Number of shares For	15,717,333,353
Number of shares Against	1,093,304,228
Number of shares Abstaining	46,051,805
Number of Broker Non-Votes	2,829,718,733

j. Mark A. Stevens
Number of shares For	15,388,684,395
Number of shares Against	1,422,106,551
Number of shares Abstaining	45,898,440
Number of Broker Non-Votes	2,829,718,733

2. Stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our definitive proxy statement on Schedule 14A for the 2026 Annual Meeting filed with the Securities and Exchange Commission on May 12, 2026. The results of the voting were as follows:

Number of shares For	15,706,336,853
Number of shares Against	1,071,224,151
Number of shares Abstaining	79,128,382
Number of Broker Non-Votes	2,829,718,733

3. Stockholders approved the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 31, 2027. The results of the voting were as follows:

Number of shares For	18,612,660,437
Number of shares Against	1,028,168,233
Number of shares Abstaining	45,579,449
Number of Broker Non-Votes	—

4. Stockholders approved the non-binding stockholder proposal to replace the supermajority voting provisions in our charter and bylaws with a simple majority voting standard. The results of the voting were as follows:

Number of shares For	14,589,671,908
Number of shares Against	2,210,282,205
Number of shares Abstaining	56,735,273
Number of Broker Non-Votes	2,829,718,733

5. Stockholders did not approve the non-binding stockholder proposal to request an evaluation and report on faith-based community resource groups. The results of the voting were as follows:

Number of shares For	144,302,880
Number of shares Against	16,533,365,836
Number of shares Abstaining	179,020,670
Number of Broker Non-Votes	2,829,718,733

6. Stockholders did not approve the non-binding stockholder proposal to request an evaluation and report on civil rights and non-discrimination related to diversity, equity, and inclusion. The results of the voting were as follows:

Number of shares For	101,023,496
Number of shares Against	16,644,116,501
Number of shares Abstaining	111,549,389
Number of Broker Non-Votes	2,829,718,733

7. Stockholders did not approve the non-binding stockholder proposal to request a report disclosing GHG emissions from the use of the NVIDIA Corporation’s sold products. The results of the voting were as follows:

Number of shares For	2,939,623,603
Number of shares Against	13,789,742,126
Number of shares Abstaining	127,323,657
Number of Broker Non-Votes	2,829,718,733

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: June 30, 2026	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Deputy General Counsel and Assistant Secretary